UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2011

RTG VENTURES, INC.
(Exact name of registrant as specified in this charter)

Florida	333-85072	59-3666743
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

c/o David E Price
1915 Eye Street Northwest
Washington, DC 20006-2107
(Address and Zip Code of Principal Executive Offices)

Issuer's Telephone Number: (917) 488-6473

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On April 6th, 2011, the Company appointed Reggie James, president/managing director of its wholly-owned subsidiary, Digital Clarity, to the newly created position of Senior Vice-President, Marketing and Communications and as an Executive Director of the RTG Board.

Mr. James brings years of experience in internet analytics technology software including VOIP technologies as well as management of publicly listed companies. Mr. James is founder of Digital Clarity, a leading Search Marketing and Digital Advertising Agency and subsidiary of RTG Ventures.

ITEM 9.01. EXHIBITS.

(d)	Exhibits.
	Exhibit #	Description
	1.1	Board of Director’s Resolution.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTG VENTURES, INC. (Registrant)

Dated: April 7th, 2011	By:	/s/ Dominic Hawes-Fairley
Dominic Hawes-Fairley
Chief Executive Officer and President

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